UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 27, 2012

NITRO PETROLEUM INCORPORATED

(Exact name of registrant as specified in its charter)

Nevada	000-50932	98-0488493
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

624 W. Independence, Suite 101
Shawnee, OK  74804
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (405) 273-9119

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01	Entry into a Material Definitive Agreement.

Item 3.02	Unregistered Sales of Equity Securities.

On December 27, 2012 and January 23, 2013, Nitro Petroleum Incorporated (the “Company”) issued an aggregate of 1,429,581 shares of the Company’s common stock for aggregate consideration of approximately $786,269.  In connection with such issuances, the Company also issued warrants expiring on December 31, 2014 that are exercisable into an aggregate of 2,859,162 shares of Common Stock, half of which have an exercise price of $0.90 and half of which have an exercise price of $1.50.  The foregoing issuances were made pursuant to the exemption from registration set forth in Section 4(2) or Regulation D of the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2013	NITRO PETROLEUM INCORPORATED

	By:	/s/ James G. Borem
James G. Borem Chairman and Chief Executive Officer